UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-121

Name of Registrant:	Vanguard Wellington Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2005 - November 30, 2006

Item 1:	Reports to Shareholders

Vanguard® Wellington™ Fund

> Annual Report

November 30, 2006

>

Vanguard Wellington Fund’s Investor Shares returned 14.7% (Admiral Shares, 14.8%) for the 12 months ended November 30, 2006. The fund’s result easily topped both the gain of the index benchmark and the average return of peer funds.

>	Within Wellington’s stock portfolio, the best-performing holdings were in the energy and industrials sectors. The fund’s fixed income portfolio performed respectably amid rising interest rates.

>	The fund’s long-term record is strong, as it has surpassed the results of both its average peer and its benchmark.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	35
About Your Fund’s Expenses	36
Trustees Approve Advisory Agreement	38
Glossary	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2006
Total
Returns
Vanguard Wellington Fund
Investor Shares	14.7%
Admiral™ Shares[1]	14.8
Wellington Composite Index[2]	11.3
Average Mixed-Asset Target Growth Fund[3]	11.9

Your Fund’s Performance at a Glance
November 30, 2005–November 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$31.34	$33.76	$0.980	$0.974
Admiral Shares	54.15	58.32	1.765	1.682

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Weighted 65% Standard & Poor’s 500 Index and 35% Lehman Brothers Credit A or Better Index.

3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During its 2006 fiscal year, Vanguard Wellington Fund benefited from yet another period of solid performance among large-capitalization value stocks. The Investor Shares returned 14.7%, well ahead of the result for the fund’s composite benchmark and the average return of peer funds. The Admiral Shares, which carry lower expenses, returned 14.8%.

While stocks in several sectors made important contributions, the fund’s holdings in the energy and industrials groups were particularly noteworthy. Wellington’s fixed income holdings held up well, despite a rising-rate environment. At the fiscal year-end on November 30, the yield of the fund’s Investor Shares was 2.9%, while the Admiral Shares yielded 3.0%.

If you hold the Wellington Fund in a taxable account, you may wish to review our report on after-tax returns on page 35.

Economic uncertainty didn’t stop a stock rally

Despite being caught in a crosscurrent of opinions on the economy, U.S. stocks more than held their own during the fund’s 2006 fiscal year. The housing market and automobile makers produced a drumbeat of bad news; however, corporate profits and job creation remained strong. Amid such mixed signals, stocks rose sharply beginning in mid-July. The broad market gained 14.7% for the year; in October, the narrower Dow Jones Industrial Average broke through its January 2000 high—and kept going.

Small-capitalization stocks enjoyed an edge over large-cap stocks by a margin of roughly 3 percentage points. Among both small-cap and large-cap stocks, value-oriented stocks outperformed their growth-oriented counterparts by wide margins.

Investors in international stocks were rewarded by both a falling U.S. dollar and strong economic gains in Europe and emerging markets.

Weaker parts of the economy drew bond investors’ notice

In the first half of the fiscal year, the Federal Reserve Board continued to tighten monetary policy, raising its target for the federal funds rate five times through the end of June. Longer-term bond yields generally followed the upward trend until late summer, when they began to backslide. Weakness in the housing and manufacturing sectors persuaded bond investors that inflation was not a threat, prompting a rally (bond prices rose and yields fell).

The broad taxable bond market returned 5.9%. Municipal bonds did better still.

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.2%	12.2%	6.8%
Russell 2000 Index (Small-caps)	17.4	14.2	12.7
Dow Jones Wilshire 5000 Index (Entire market)	14.7	12.8	7.8
MSCI All Country World Index ex USA (International)	29.2	23.6	16.5

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.9%	4.2%	5.0%
Lehman Municipal Bond Index	6.1	4.7	5.4
Citigroup 3-Month Treasury Bill Index	4.7	2.9	2.3

CPI
Consumer Price Index	2.0%	3.0%	2.6%

Fund’s stock holdings were strong across a variety of sectors

The fund’s stock holdings—made up of companies that advisor Wellington Management Company, LLP, deemed undervalued or out-of-favor when purchased—returned almost 20% over the 12 months. The three largest sectors in the stock portfolio were financials, energy, and industrials, which represented about 45% of the fund’s equity assets, on average, during the period.

The stock portfolio benefited all year from the burgeoning energy sector. Amid strong global energy demand, investors drove the prices of energy-related stocks higher. Wellington Management identified a number of strong performers, including giant integrated oil businesses such as Chevron, ExxonMobil, and Petróleo Brasileiro. Notable contributions also came from companies involved in exploration for new energy sources, including EnCana and XTO Energy.

The advisor’s stock selection was strong as well in the industrials sector, where high returns came from machinery makers and railroad freight haulers. Deere & Co., a farm equipment producer, and Parker Hannifin, which manufactures motion and control systems, posted impressive results, while railways took advantage of a favorable business environment to boost profits.

The advisor maintained relatively modest exposure to the health care sector, but nevertheless identified some excellent performers, primarily large pharmaceuticals companies such as Abbott Laboratories

Expense Ratios[1]
Your fund compared with its peer group
			Average
			Mixed-Asset
	Investor	Admiral	Target
	Shares	Shares	Growth Fund
Wellington Fund	0.30%	0.17%	1.23%

1 Fund expense ratios reflect the 12 months ended November 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

and AstraZeneca Group. Other smaller sectors that featured beneficial stock selection included consumer discretionary and consumer staples. Both were aided by the continued strength of consumer spending, despite the moderating growth in the U.S. economy.

Wellington’s fixed income portfolio—the roughly 35% of fund assets allocated primarily to investment-grade corporate and U.S. government bonds—returned about 5.9% for the period. This was slightly short of the 6.0% return for the Lehman Credit A or Better Index.

For more on the fund’s positioning during the fiscal year, please see the Advisor’s Report, which begins on page 7.

Over ten years, the fund has topped the S&P 500 Index

Over time, Wellington Fund’s balanced allocation of roughly 65% stocks and 35% bonds has provided an extremely competitive return while offering investors the benefits of broad diversification across asset classes. As the table below shows, a hypothetical initial investment of $10,000 made in the fund ten years ago would have grown to $24,639 as of November 30, easily surpassing the $19,440 ending balance for its average peer fund and the $21,113 result for the unmanaged Wellington Composite Index.

The fund’s 9.4% average annual return for the ten-year period also surpassed the 8.1% return of the all-stock Standard &

Total Returns
Ten Years Ended November 30, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Wellington Fund Investor Shares	9.4%	$24,639
Wellington Composite Index	7.8	21,113
Average Mixed-Asset Target Growth Fund	6.9	19,440

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at

www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares,

when sold, could be worth more or less than their original cost.

Poor’s 500 Index. This is a noteworthy accomplishment for a fund with a sizable bond allocation. It affirms the benefit to shareholders of Wellington Management’s long experience in selecting reasonably valued stocks and investment-grade bonds, and in managing with a long-term perspective.

Beyond skilled management, another key in the fund’s long-term success has been its ongoing cost advantage over similar mutual funds. Such a cost advantage means that a larger share of the fund’s returns can be passed back to you, the rightful owner.

Staying balanced can support you through good and bad markets

As seasoned investors have learned over the years, the stock and bond markets can harbor many uncertainties. There is simply no way to know what will happen year by year, much less day to day. That’s why Vanguard suggests that the best way to prepare for long-term investing is to select a diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and risk tolerance.

Once you have made your initial decision, it is critical to stick with it, resisting the temptation to alter course. A balanced portfolio should never deliver the best (or worst) possible returns in the markets, but the ride should be less bumpy than one that encompasses a higher degree of risk. A balanced portfolio gives you the opportunity to participate in the rewards of each asset class, while offering some protection from the inevitable downturns.

The Wellington Fund, which by its nature has exemplified the values of balance and diversification for over 75 years, offers a simple solution that is appropriate for many investors. Together with other components of a thoughtful investment program, the fund’s time-tested strategy can play an important role in helping you move toward your financial goals.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

December 12, 2006

Advisor’s Report

Vanguard Wellington Fund Investor Shares returned 14.7% for the fiscal year ended November 30, 2006 (Admiral Shares returned 14.8%). This result exceeded both the 11.9% return for the average peer mutual fund and the 11.3% return for the Wellington Composite Index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

Investment environment

Stocks, as measured by the S&P 500 Index, advanced 14.2% during the period. Growth in global gross domestic product remained strong even as the U.S. housing market cooled. Oil and gas prices dropped from record highs, providing consumers with additional disposable income. The commodity markets struggled as relative geopolitical calm, milder U.S. weather, and higher oil and gas inventory levels caused prices to decline.

The Federal Reserve Board’s actions on interest rates have had a clear and cooling impact upon housing—the most overheated segment of the economy—while leaving ample, cheap liquidity for other segments to sustain overall economic growth. With inflationary concerns subsiding, the Fed has moved to the sidelines and is awaiting more information. The corporate bond sector performed well over the period, with positive absolute returns and positive excess returns over U.S. Treasuries. Other sectors of the bond market, such as mortgage- and asset-backed securities, also performed well.

Our successes

Our equity portfolio’s strong performance was driven largely by stock selection in the health care and industrials sectors, as well as by our underweighted position in the technology sector. The portfolio’s top

Equity Portfolio Changes
Year Ended November 30, 2006

Additions	Comments
Medtronic	We added this leading medical device company at an
attractive valuation.
Wal-Mart Stores	We like the turnaround efforts of this major discount retailer.
Muenchener Re	This reinsurance company should benefit from better pricing
and restructuring efforts.
UPS	This leading air freight and logistics company should benefit from strong international growth and low fuel exposure.

Deletions
Union Pacific	We took profits as the company reached full valuation.
CSX	We took profits in the face of pricing headwinds.
Fuji Photo Film	We took profits as the company reached full valuation and the longer-term outlook declined.

contributor for the period was AT&T. Shares of the company advanced during the 12 months because of strong margin growth at Cingular—AT&T and BellSouth’s wireless provider. AT&T also benefited from growing market share in the enterprise market, which serves larger businesses and government entities. We continue to have a positive outlook on AT&T, believing that the company should benefit from its merger with BellSouth, based on expected synergies gained from combining the firms’ wireless and wireline services, as well as from new technology within the sector.

Our long-term investment in railroad companies paid off nicely over the period. Canadian National Railway, CSX, and Union Pacific benefited from higher volumes and improved freight rates. Within the agricultural industry, shares of Deere & Co. advanced, as global food consumption and demand for fuel substitutes have increased. We believe that global demand for grains and biofuels will continue and that Deere is well positioned to benefit from that growth, based on higher corn prices and increased demand for tractors.

The performance of the fund’s fixed income portfolio was driven more by interest rate strategies than security selection during the fiscal period. Our positioning in anticipation of rising short-term interest rates was beneficial. We also successfully avoided most of the corporate bond issues that have been susceptible to leveraged buyouts, in which one company uses borrowed money (usually bonds) to buy another company.

Our shortfalls

Wellington Fund’s largest detractors for the period were select holdings in the telecommunication services and consumer discretionary sectors. Within telecom, wireless provider Sprint Nextel disappointed, as the company has struggled to match the branding and product offerings of its competitors. In the consumer discretionary sector, shares of media company Viacom were down as the stock was punished for a surprise change in management. We continued to build our position in Viacom based on a positive outlook for the company’s cable network business. Dollar General shares declined after the company reported lower-than-expected profits over the first half of its fiscal period. Dollar General’s management believed the company’s consumer base was negatively affected by higher gas prices and personal debt levels.

Within the fund’s fixed income portfolio, corporate bonds performed well. However, we found the corporate sector to be rather unattractive, given the narrow yield-spread advantage and rising event risk (i.e., takeover-related developments), and our decision to underweight corporate bonds was detrimental. Fortunately, the other sectors we moved into provided results comparable to those of corporate bonds, so our overall returns were unaffected by this strategy.

The fund’s positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks of companies whose business fundamentals are poised to improve. As always, holdings that provide above-average dividends are central in our search process.

Our discipline is focused on identifying industries with a favorable expected balance between supply and demand. For example, in the telecommunication services industry, consolidation has been favorable, and demand continues to grow nicely. We continue to find media stocks attractive, although they are closer to having fair valuations. Consumer discretionary spending remains the most vulnerable segment of the U.S. economy, because of the slowing housing market and rising debt levels, even as some relief has come in the form of lower energy prices. We also still favor the energy sector, although the risk/reward trade-off is not as favorable. At the end of the 12 months, the fund was overweighted in the energy, materials, utilities, and telecom sectors; it was underweighted in the information technology, financials, and consumer discretionary sectors.

In the fixed income market, we still find corporate bonds, particularly lower-quality investment-grade issues, unattractive. We continue to underweight the corporate sector in favor of mortgage- and asset-backed securities. The bond market is anticipating a significantly slower economy in 2007, including some degree of lower short-term interest rates. We are not overly concerned about economic growth, believing that the aggregate economy is healthy and that other sectors will pick up some of the slack created by the softer housing and auto sectors. We are not currently positioned for lower short-term rates. We continue to await wider yield spreads for corporate bonds.

Edward P. Bousa, CFA, Senior Vice

President and Equity Manager

John C. Keogh, Senior Vice

President and Fixed Income Manager

Wellington Management Company, LLP

December 18, 2006

Fund Profile

As of November 30, 2006

Total Fund Characteristics

Yield
Investor Shares	2.9%
Admiral Shares	3.0%
Turnover Rate	25%
Expense Ratio
Investor Shares	0.30%
Admiral Shares	0.17%
Short-Term Reserves	1%

Sector Diversification (% of equity portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8%	10%	12%
Consumer Staples	9	9	8
Energy	14	10	10
Financials	18	22	23
Health Care	11	12	12
Industrials	12	11	11
Information Technology	10	16	15
Materials	8	3	3
Telecommunication
Services	5	3	3
Utilities	5	4	3

Total Fund Volatility Measures[3]
	Fund Versus	Fund Versus
	Composite Index[4]	Broad Index[2]
R-Squared	0.87	0.77
Beta	0.98	0.58

Ten Largest Stocks[5] (% of equity portfolio)

Bank of America Corp.	diversified financial
	services	3.3%
General Electric Co.	industrial
	conglomerate	2.9
AT&T Inc.	integrated
	telecommunication
	services	2.5
Citigroup, Inc.	diversified financial
	services	2.4
Chevron Corp.	integrated oil
	and gas	2.4
ExxonMobil Corp.	integrated oil
	and gas	2.4
Total SA ADR	integrated oil
	and gas	2.3
Exelon Corp.	electric utilities	1.9
Altria Group, Inc.	tobacco	1.8
International Business
Machines Corp.	computer hardware	1.8
Top Ten		23.7%
Top Ten as % of Total Net Assets		15.4%

Fund Asset Allocation

1 S&P 500 Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 40 and 41.

4	Wellington Composite Index, weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.

5 “Ten Largest Stocks” excludes any temporary cash investments and equity index products.

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	108	500	4,955
Median Market Cap	$65.0B	$59.9B	$27.2B
Price/Earnings Ratio	15.7x	16.7x	17.6x
Price/Book Ratio	2.7x	2.8x	2.6x
Dividend Yield	2.2%	1.8%	1.6%
Return on Equity	18.9%	19.1%	15.3%
Earnings Growth Rate	17.6%	19.4%	15.6%
Foreign Holdings	9.6%	0.0%	1.1%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index[3]	Index[4]
Number of Bonds	423	1,883	7,086
Yield to Maturity	5.2%[5]	5.2%	5.2%
Average Coupon	5.7%	5.6%	5.4%
Average Effective
Maturity	8.9 years	9.0 years	6.8 years
Average Quality[6]	Aa3	Aa3	Aa1
Average Duration	5.9 years	5.7 years	4.4 years

Sector Diversification[7]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	9%
Finance	30
Foreign	7
Government Mortgage-Backed	9
Industrials	26
Treasury/Agency	10
Utilities	6
Other	3

Distribution by Credit Quality[6]
(% of fixed income portfolio)

Aaa	34%
Aa	24
A	30
Baa	9
Ba	0
B	0
Not Rated	3

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500 Index.

2 Dow Jones Wilshire 5000 Index.

3 Lehman Credit A or Better Index.

4 Lehman Aggregate Bond Index.

5 Before expenses.

6 Moody’s Investors Service.

7 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

11

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1996–November 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Wellington Fund Investor Shares	14.69%	8.89%	9.44%	$24,639
Dow Jones Wilshire 5000 Index	14.68	7.79	8.42	22,447
S&P 500 Index	14.23	6.08	8.05	21,698
Wellington Composite Index[1]	11.33	6.16	7.76	21,113
Average Mixed-Asset Target Growth Fund[2]	11.88	6.17	6.87	19,440

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Wellington Fund Admiral Shares	14.82%	9.03%	8.08%	$153,911
Dow Jones Wilshire 5000 Index	14.68	7.79	5.43	134,099
S&P 500 Index	14.23	6.08	3.87	123,475
Wellington Composite Index[1]	11.33	6.16	5.16	132,206

1 Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.

2 Derived from data provided by Lipper Inc.

3 May 14, 2001.

Fiscal-Year Total Returns (%): November 30, 1996–November 30, 2006

	Wellington Fund			Composite
	Investor Shares			Index[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	14.2%	4.4%	18.6%	21.6%
1998	9.6	4.2	13.8	20.1
1999	–0.5	4.1	3.6	11.0
2000	2.6	4.3	6.9	–0.1
2001	3.8	3.8	7.6	–3.4
2002	–7.4	3.1	–4.3	–8.1
2003	9.6	3.3	12.9	12.7
2004	10.3	3.1	13.4	9.9
2005	5.7	3.2	8.9	6.4
2006	11.2	3.5	14.7	11.3

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	7/1/1929	10.39%	9.25%	6.19%	3.72%	9.91%
Admiral Shares	5/14/2001	10.50	9.38	4.03[2]	3.45[2]	7.48[2]

1 Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.

2 Return since inception.

Note: See Financial Highlights tables on pages 28 and 29 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of November 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)

Common Stocks (65.0%)
Consumer Discretionary (4.9%)
* Comcast Corp. Class A	10,076,600	407,699
McDonald’s Corp.	9,613,000	403,458
Time Warner, Inc.	14,379,100	289,595
The Walt Disney Co.	5,373,400	177,591
* Viacom Inc. Class B	4,482,800	168,150
CBS Corp.	5,384,500	160,189
NIKE, Inc. Class B	1,604,900	158,805
Limited Brands, Inc.	4,122,300	130,636
Yum! Brands, Inc.	2,108,100	128,995
Gannett Co., Inc.	1,924,300	114,534
Genuine Parts Co.	837,200	39,256
Home Depot, Inc.	765,200	29,055
* Idearc Inc.	385,960	10,629
		2,218,592
Consumer Staples (6.0%)
Altria Group, Inc.	6,362,400	535,778
Wal-Mart Stores, Inc.	10,987,900	506,542
The Coca-Cola Co.	7,424,700	347,699
Kimberly-Clark Corp.	4,808,600	319,628
Nestle SA ADR Reg	3,505,300	311,796
The Procter & Gamble Co.	3,403,275	213,692
Sysco Corp.	5,943,000	213,057
SABMiller PLC	7,536,539	158,005
Unilever NV ADR	3,515,100	93,115
SABMiller PLC ADR	1,261,800	26,687
		2,725,999
Energy (9.4%)
Chevron Corp.	9,763,100	706,067
ExxonMobil Corp.	9,095,200	698,602
Total SA ADR	9,595,000	685,659
ConocoPhillips Co.	6,589,263	443,457
Royal Dutch Shell PLC ADR
Class A	5,382,010	382,284
EnCana Corp.	7,131,304	372,325
Schlumberger Ltd.	3,987,700	273,078
XTO Energy, Inc.	4,740,000	239,844
BP PLC ADR	3,325,700	226,414

Petroleo Brasileiro ADR	1,423,900	134,060
Sasol Ltd. Sponsored ADR	1,764,400	62,195
		4,223,985
Financials (11.9%)
Bank of America Corp.	17,750,699	955,875
Citigroup, Inc.	14,313,300	709,797
UBS AG (New York Shares)	7,843,600	472,341
Merrill Lynch & Co., Inc.	4,474,700	391,223
American International
Group, Inc.	5,091,700	358,048
ACE Ltd.	6,108,800	347,224
State Street Corp.	5,540,600	344,237
Muenchener
Rueckversicherungs-
Gesellschaft
AG (Registered)	1,947,427	317,784
Freddie Mac	4,024,900	270,312
MBIA, Inc.	3,825,900	266,474
The Hartford Financial
Services Group Inc.	2,547,300	218,456
Prudential Financial, Inc.	1,757,900	143,234
JPMorgan Chase & Co.	3,011,776	139,385
PNC Financial
Services Group	1,949,800	137,831
MetLife, Inc.	2,157,100	126,686
Westpac Banking
Corp. Ltd. ADR	1,068,500	102,576
Wachovia Corp.	970,400	52,586
		5,354,069
Health Care (7.1%)
Abbott Laboratories	11,426,800	533,174
Eli Lilly & Co.	9,876,500	529,282
Medtronic, Inc.	8,311,200	433,263
Schering-Plough Corp.	17,379,100	382,514
Bristol-Myers Squibb Co.	15,197,900	377,364
AstraZeneca Group
PLC ADR	4,968,200	287,609
Wyeth	4,730,200	228,374

		Market
		Value•
	Shares	($000)
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	5,466,500	175,256
Sanofi-Aventis ADR	3,367,403	148,199
* Amgen, Inc.	1,358,600	96,461
		3,191,496
Industrials (7.5%)
General Electric Co.	24,011,000	847,108
Deere & Co.	4,748,500	455,856
Canadian National Railway Co.	9,638,800	453,698
Waste Management, Inc.	8,396,000	307,378
Lockheed Martin Corp.	2,913,600	263,535
United Parcel Service, Inc.	3,051,000	237,734
Parker Hannifin Corp.	2,778,500	231,949
Pitney Bowes, Inc.	3,855,300	177,691
Avery Dennison Corp.	2,494,800	168,324
3M Co.	1,286,300	104,782
General Dynamics Corp.	891,100	66,690
Emerson Electric Co.	719,200	62,355
United Technologies Corp.	454,300	29,316
		3,406,416
Information Technology (6.2%)
International Business
Machines Corp.	5,811,200	534,166
Microsoft Corp.	17,166,600	503,496
Motorola, Inc.	16,598,800	367,995
Accenture Ltd.	8,937,200	301,184
* EMC Corp.	14,025,700	183,877
Automatic Data
Processing, Inc.	3,371,500	162,607
KLA-Tencor Corp.	2,983,000	154,132
Texas Instruments, Inc.	4,807,300	142,056
Hewlett-Packard Co.	3,457,500	136,433
First Data Corp.	4,570,000	115,392
* Western Union Co.	4,570,000	104,196
* Sun Microsystems, Inc.	18,222,200	98,764
		2,804,298
Materials (5.2%)
Alcoa Inc.	14,190,100	442,305
E.I. du Pont de
Nemours & Co.	8,222,800	385,896
Weyerhaeuser Co.	5,652,300	365,591
International Paper Co.	6,732,700	222,852
Rio Tinto PLC ADR	875,500	187,874
Syngenta AG ADR	4,920,700	173,258
Rohm & Haas Co.	3,262,100	170,347
Cia Vale do Rio Doce ADR	5,886,536	163,410
Air Products &
Chemicals, Inc.	1,683,000	116,363
Newmont Mining Corp.
(Holding Co.)	2,337,600	109,657
		2,337,553

Telecommunication Services (3.4%)
AT&T Inc.	21,361,500	724,368
Verizon Communications Inc.	7,719,200	269,709
Sprint Nextel Corp.	9,309,100	181,621
BellSouth Corp.	3,841,200	171,279
Deutsche Telekom AG ADR	7,884,400	140,342
France Telecom SA ADR	2,504,600	65,295
		1,552,614
Utilities (3.4%)
Exelon Corp.	9,144,000	555,315
FPL Group, Inc.	5,489,000	292,564
TXU Corp.	4,742,500	272,172
Dominion Resources, Inc.	2,442,800	197,232
Pinnacle West Capital Corp.	2,602,900	128,427
Progress Energy, Inc.	1,710,500	81,711
		1,527,421
Total Common Stocks
(Cost $20,328,145)		29,342,443

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.7%)
U.S. Government Securities (2.7%)
	U.S. Treasury Bond	5.250%	2/15/29	284,975	308,574
	U.S. Treasury Note	3.875%	7/31/07	330,000	327,627
	U.S. Treasury Note	5.000%	8/15/11	186,000	190,708
	U.S. Treasury Note	4.625%	10/31/11	388,625	391,540
					1,218,449
Agency Notes (0.6%)
[1]	Federal Home Loan Mortgage Corp.	4.000%	8/17/07	50,000	49,598
[1]	Federal Home Loan Mortgage Corp.	3.500%	9/15/07	50,000	49,364
[1]	Federal National Mortgage Assn.	3.250%	11/15/07	100,000	98,353
	Private Export Funding Corp.	5.750%	1/15/08	40,385	40,704
	Private Export Funding Corp.	3.375%	2/15/09	33,300	32,251
					270,270
Mortgage-Backed Securities (3.4%)
	Conventional Mortgage-Backed Securities (3.0%)
[1,2]	Federal National Mortgage Assn.	6.000%	12/1/08–9/1/21	70,312	71,556
[2]	Government National Mortgage Assn.	5.000%	1/15/30–12/15/35	412,618	406,396
[2]	Government National Mortgage Assn.	5.500%	1/15/29–4/15/36	821,468	823,259
[2]	Government National Mortgage Assn.	6.000%	3/15/28–1/15/33	43,890	44,679
[2]	Government National Mortgage Assn.	6.500%	1/15/31–1/15/32	20,466	21,061
[2]	Government National Mortgage Assn.	7.000%	11/15/31–11/15/33	17,566	18,180
[2]	Government National Mortgage Assn.	8.000%	6/15/17	50	52
	Non-Conventional Mortgage-Backed Securities (0.4%)
[1,2]	Federal Home Loan Mortgage Corp.	4.000%	3/15/19–9/15/19	68,295	62,859
[1,2]	Federal National Mortgage Assn.	4.000%	2/25/19	19,895	18,339
[1,2]	Federal National Mortgage Assn.	5.013%	2/1/13	18,528	18,567
[1,2]	Federal National Mortgage Assn.	4.517%	5/1/13	18,193	17,801
[1,2]	Federal National Mortgage Assn.	4.884%	1/1/14	34,994	34,890
[2]	Government National Mortgage Assn.	5.500%	6/16/23	19,858	20,086
					1,557,725
Total U.S. Government and Agency Obligations
(Cost $3,025,177)					3,046,444
Corporate Bonds (23.3%)
Asset-Backed/Commercial Mortgage-Backed Securities (2.8%)
[2]	Adjustable Rate Mortgage Trust	5.707%	3/25/36	14,430	14,581
[2]	Advanta Business Card Master Trust	4.750%	1/20/11	13,150	13,110
[2,3]	Aesop Funding II LLC	3.950%	4/20/09	43,600	43,055
[2]	Asset Securitization Corp.	7.490%	4/14/29	8,700	8,725
[2]	Banc of America Commercial Mortgage Inc.	5.930%	5/10/45	41,450	43,519
[2]	Bank One Issuance Trust	3.860%	6/15/11	40,000	39,303
[2]	Bank One Issuance Trust	3.450%	10/17/11	40,000	38,854
[2]	Bear Stearns Commercial Mortgage Securities, Inc.	5.610%	11/15/33	17,250	17,591
[2]	Bear Stearns Commercial Mortgage Securities, Inc.	5.633%	4/12/38	28,720	29,699
[2]	Bear Stearns Commercial Mortgage Securities, Inc.	4.740%	3/13/40	25,000	24,425
[2]	Bear Stearns Commercial Mortgage Securities, Inc.	5.537%	10/12/41	16,700	17,257
[2]	Bear Stearns Commercial Mortgage Securities, Inc.	4.825%	11/11/41	49,980	49,066
[2]	Bear Stearns Commercial Mortgage Securities, Inc.	4.933%	2/13/42	19,160	18,911
[2]	Bear Stearns Commercial Mortgage Securities, Inc.	4.871%	9/11/42	24,700	24,257
[2]	California Infrastructure & Economic Development
	Bank Special Purpose Trust SCE-1	6.420%	12/26/09	16,110	16,203
[2]	CarMax Auto Owner Trust	4.910%	1/18/11	21,520	21,555

[2]	Caterpillar Financial Asset Trust	3.130%	1/26/09	1,724	1,704
[2]	Chase Commercial Mortgage Securities Corp.	6.390%	11/18/30	24,281	24,648

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	Chase Issuance Trust	4.650%	12/17/12	40,000	39,868
[2]	Chase Manhattan Auto Owner Trust	2.570%	2/16/10	14,456	14,320
[2]	Commercial Mortgage Pass-Through Certificates	5.116%	6/10/44	25,000	24,980
[2]	Commercial Mortgage Pass-Through Certificates	5.962%	6/10/46	49,000	51,547
[2]	Credit Suisse Mortgage Capital Certificates	5.467%	9/15/39	39,605	40,572
[2,3]	DLJ Mortgage Acceptance Corp.	6.820%	10/15/30	10,939	10,969
[2]	Daimler Chrysler Auto Trust	4.980%	2/8/11	18,435	18,435
[2]	GS Mortgage Securities Corp. II	5.396%	8/10/38	25,100	25,664
[2]	Greenwich Capital Commercial Funding Corp.	4.915%	1/5/36	47,700	47,212
[2]	Greenwich Capital Commercial Funding Corp.	5.317%	6/10/36	25,535	25,919
[2]	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	10,000	10,059
[2]	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	48,375	48,575
[2]	Honda Auto Receivables Owner Trust	3.820%	5/21/10	21,677	21,337
[2]	Household Automotive Trust	5.280%	9/17/11	60,000	60,680
[2]	JPMorgan Chase Commercial Mortgage Securities	4.899%	1/12/37	24,040	23,683
[2]	LB-UBS Commerical Mortgage Trust	6.462%	3/15/31	18,325	19,523
[2,3]	Marriott Vacation Club Owner Trust	5.362%	10/20/28	19,310	19,405
[2]	Morgan Stanley Capital I	4.780%	12/13/41	43,275	42,408
[2]	Morgan Stanley Capital I	5.230%	9/15/42	16,905	16,989
[2]	Morgan Stanley Capital I	4.700%	7/15/56	38,470	37,532
[2]	Morgan Stanley Dean Witter Capital I	4.740%	11/13/36	26,000	25,531
[2]	Nissan Auto Lease Trust	5.110%	3/15/10	40,000	40,050
[2]	Nomura Asset Securities Corp.	6.590%	3/15/30	9,952	10,084
[2]	Nomura Asset Securities Corp.	6.690%	3/15/30	13,000	13,829
[2]	PSE&G Transition Funding LLC	6.450%	3/15/13	10,000	10,446
[2]	USAA Auto Owner Trust	2.670%	10/15/10	5,000	4,934
[2]	USAA Auto Owner Trust	4.130%	11/15/11	24,000	23,697
[2]	WFS Financial Owner Trust	3.930%	2/17/12	37,445	37,046
[2]	Wachovia Auto Owner Trust	4.930%	11/20/12	25,000	25,055
[2]	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	25,000	24,965
[2]	World Omni Auto Receivables Trust	3.820%	11/12/11	9,255	9,088
					1,270,865
Finance (10.0%)
	Banking (4.1%)
	BB&T Corp.	4.900%	6/30/17	8,045	7,818
	BB&T Corp.	5.250%	11/1/19	8,000	7,940
[3]	BTM Curacao	4.760%	7/21/15	47,895	47,392
	Bank One Corp.	7.875%	8/1/10	15,000	16,427
	Bank of America Corp.	4.375%	12/1/10	10,000	9,822
	Bank of America Corp.	5.625%	3/8/35	46,180	44,791
	Bank of America Corp.	6.000%	10/15/36	30,000	31,807
	Bank of Montreal	7.800%	4/1/07	21,000	21,163
	Bank of New York Co., Inc.	5.125%	11/1/11	44,000	44,230
	Bank of New York Co., Inc.	4.950%	3/15/15	58,655	57,752
	BankAmerica Corp.	5.875%	2/15/09	25,000	25,520
[3]	Barclays Bank PLC	5.926%	12/15/49	70,000	71,677
	Citicorp	6.375%	11/15/08	15,000	15,374
	Citigroup, Inc.	4.625%	8/3/10	19,400	19,214
	Citigroup, Inc.	5.850%	8/2/16	30,000	31,510
	Citigroup, Inc.	6.625%	6/15/32	45,000	51,473
	Citigroup, Inc.	6.125%	8/25/36	30,000	32,297

	Credit Suisse First Boston USA, Inc.	4.700%	6/1/09	45,000	44,781
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	15,000	15,952
	Deutsche Bank Financial LLC	5.375%	3/2/15	43,715	44,219
	Fifth Third Bank	4.200%	2/23/10	60,000	58,686
	Golden West Financial Corp.	4.750%	10/1/12	10,000	9,853
[3]	HBOS Treasury Services PLC	6.000%	11/1/33	80,500	84,449

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	HSBC Bank USA	4.625%	4/1/14	10,000	9,677
	Huntington National Bank	4.900%	1/15/14	16,375	15,934
	Huntington National Bank	5.500%	2/15/16	16,000	16,056
	JPMorgan Chase & Co.	4.500%	11/15/10	25,000	24,616
	JPMorgan Chase & Co.	6.750%	2/1/11	25,115	26,703
	JPMorgan Chase & Co.	5.250%	5/1/15	40,000	40,079
	Mellon Bank NA	4.750%	12/15/14	4,750	4,623
	Mellon Funding Corp.	5.000%	12/1/14	30,000	29,747
[3]	Mizuho Finance (Cayman)	5.790%	4/15/14	50,000	51,351
	National City Bank	4.150%	8/1/09	8,630	8,451
	National City Bank	7.250%	7/15/10	25,000	26,706
	National City Bank of Pennsylvania	7.250%	10/21/11	20,000	21,914
	National City Corp.	6.875%	5/15/19	13,950	15,756
	National City Corp.	3.200%	4/1/08	10,000	9,753
	Northern Trust Co.	5.300%	8/29/11	36,320	36,755
	Northern Trust Co.	4.600%	2/1/13	5,925	5,785
[3]	Overseas Chinese Banking Corp.	7.750%	9/6/11	14,805	16,439
	PNC Bank NA	4.875%	9/21/17	50,000	48,306
	Paribas NY	6.950%	7/22/13	40,000	44,187
	Royal Bank of Scotland Group PLC	6.375%	2/1/11	40,775	42,755
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	9,700	9,625
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	19,510	19,356
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	10,000	9,527
[3]	Santander U.S. Debt, S.A. Unipersonal	4.750%	10/21/08	47,100	46,939
	SunTrust Banks, Inc.	4.250%	10/15/09	9,680	9,503
	UBS AG	5.875%	7/15/16	60,000	62,891
	UFJ Finance Aruba AEC	6.750%	7/15/13	50,000	54,054
	US Bank NA	4.125%	3/17/08	50,000	49,434
	US Bank NA	6.375%	8/1/11	17,940	18,980
	US Bank NA	6.300%	2/4/14	30,000	32,154
	Wachovia Bank NA	4.375%	8/15/08	15,000	14,812
	Wachovia Corp.	4.375%	6/1/10	19,400	19,075
	Washington Mutual Bank	6.875%	6/15/11	15,000	16,013
	Washington Mutual Bank	5.125%	1/15/15	10,000	9,801
	Washington Mutual, Inc.	5.250%	9/15/17	52,005	51,244
	Wells Fargo & Co.	6.375%	8/1/11	15,000	15,832
	Wells Fargo & Co.	5.125%	9/1/12	10,000	10,055
	Wells Fargo & Co.	4.950%	10/16/13	15,000	14,853
	Wells Fargo & Co.	5.125%	9/15/16	25,000	24,874
	Wells Fargo Bank NA	6.450%	2/1/11	5,000	5,282
	Wells Fargo Financial	5.500%	8/1/12	20,000	20,445
	World Savings Bank, FSB	4.500%	6/15/09	14,845	14,684
	World Savings Bank, FSB	4.125%	12/15/09	33,045	32,314

	Brokerage (0.9%)
	Ameriprise Financial Inc.	5.350%	11/15/10	22,605	22,826
	Dean Witter, Discover & Co.	6.750%	10/15/13	25,775	28,085
	Dean Witter, Discover & Co.	7.070%	2/10/14	17,500	19,362
	Goldman Sachs Group, Inc.	5.000%	1/15/11	30,000	30,030
	Goldman Sachs Group, Inc.	5.350%	1/15/16	70,000	70,096
	Lehman Brothers Holdings, Inc.	5.500%	4/4/16	50,000	50,835
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	30,000	30,978

Merrill Lynch & Co., Inc.	6.050%	5/16/16	70,000	73,807
Morgan Stanley Dean Witter	4.000%	1/15/10	10,000	9,739
Morgan Stanley Dean Witter	6.600%	4/1/12	20,000	21,369
Morgan Stanley Dean Witter	4.750%	4/1/14	20,000	19,385
Morgan Stanley Dean Witter	6.250%	8/9/26	20,000	21,604

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Finance Companies (1.4%)
	American Express Centurion Bank	4.375%	7/30/09	10,000	9,851
	American Express Co.	4.750%	6/17/09	20,000	19,910
	American Express Credit Corp.	3.000%	5/16/08	30,000	29,155
[3]	American Express Travel	5.250%	11/21/11	35,000	35,268
	CIT Group, Inc.	3.650%	11/23/07	25,000	24,626
	CIT Group, Inc.	4.125%	11/3/09	25,000	24,373
	Capital One Bank	6.500%	6/13/13	20,705	22,083
	Capital One Financial	5.700%	9/15/11	31,150	31,835
	Countrywide Home Loan	5.625%	7/15/09	20,000	20,262
[3]	FGIC Corp.	6.000%	1/15/34	14,635	15,005
	General Electric Capital Corp.	6.125%	2/22/11	19,400	20,246
	General Electric Capital Corp.	8.125%	5/15/12	30,000	34,308
	General Electric Capital Corp.	6.000%	6/15/12	15,000	15,707
	General Electric Capital Corp.	5.450%	1/15/13	40,000	40,893
	General Electric Capital Corp.	6.750%	3/15/32	30,000	35,533
	HSBC Finance Corp.	5.700%	6/1/11	19,230	19,732
	HSBC Finance Corp.	6.375%	10/15/11	75,000	79,222
	International Lease Finance Corp.	5.400%	2/15/12	50,000	50,583
	Norwest Financial, Inc.	6.250%	12/15/07	35,000	35,324
	Transamerica Financial Corp.	6.400%	9/15/08	29,265	29,796
[2,3]	US Trade Funding Corp.	4.260%	11/15/14	20,670	20,255

	Insurance (3.1%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	28,272
[3]	AIG SunAmerica Global Financing VI	6.300%	5/10/11	60,000	62,960
	Allstate Corp.	5.000%	8/15/14	10,000	9,886
	Allstate Corp.	7.200%	12/1/09	40,000	42,460
	Ambac, Inc.	7.500%	5/1/23	25,000	29,804
	American International Group, Inc.	4.700%	10/1/10	34,400	34,087
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50,000	48,891
	Cincinnati Financial Corp.	6.920%	5/15/28	20,000	22,962
[3]	Farmers Exchange Capital	7.050%	7/15/28	25,000	26,574
[3]	Florida Windstorm Underwriters	7.125%	2/25/19	55,000	63,136
[3]	Frank Russell Co.	5.625%	1/15/09	30,000	30,357
	General Reinsurance Corp.	9.000%	9/12/09	32,000	35,129
	Genworth Financial, Inc.	5.125%	3/15/11	47,825	48,008
	Genworth Financial, Inc.	5.750%	5/15/13	25,000	25,925
	Genworth Financial, Inc.	6.150%	11/15/66	50,000	50,815
	Hartford Financial Services Group, Inc.	7.900%	6/15/10	35,000	38,206
	Hartford Financial Services Group, Inc.	4.750%	3/1/14	15,000	14,605
	Hartford Life, Inc.	5.200%	2/15/11	24,185	24,298
	ING USA Global	4.500%	10/1/10	25,000	24,566
[3]	Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	50,104
	John Hancock Financial Services	5.625%	12/1/08	16,080	16,246
[3]	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	36,175
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	50,000	51,479
[3]	MassMutual Global Funding II	3.500%	3/15/10	50,000	47,727
	Mercury General Corp.	7.250%	8/15/11	20,000	21,282
[3]	MetLife Global Funding I	4.500%	5/5/10	20,000	19,687
[3]	MetLife Global Funding I	5.125%	11/9/11	30,000	30,093
[3]	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	58,851

[3]	New York Life Global Funding	3.875%	1/15/09	4,285	4,178
[3]	New York Life Insurance	5.875%	5/15/33	55,395	58,647
[3]	Pacific Life Global Funding	3.750%	1/15/09	38,415	37,425
	Principal Life Income Funding	5.125%	3/1/11	42,935	43,049
	Protective Life Secured Trust	3.700%	11/24/08	35,000	34,104

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Protective Life Secured Trust	4.850%	8/16/10	15,205	15,113
	Prudential Financial, Inc.	4.750%	4/1/14	28,700	27,801
	Prudential Financial, Inc.	5.100%	9/20/14	10,000	9,904
	St. Paul Travelers Cos., Inc.	5.750%	3/15/07	20,000	20,014
	Torchmark Corp.	7.875%	5/15/23	45,000	54,043
	UnitedHealth Group, Inc.	4.125%	8/15/09	23,950	23,379
	UnitedHealth Group, Inc.	4.750%	2/10/14	10,000	9,727
	XL Capital Ltd.	6.500%	1/15/12	50,000	52,715

	Real Estate Investment Trusts (0.4%)
	ERP Operating LP	5.375%	8/1/16	9,675	9,700
	Kimco Realty Corp.	5.783%	3/15/16	4,750	4,899
	ProLogis	5.625%	11/15/16	35,600	35,665
	Simon Property Group Inc.	6.100%	5/1/16	35,000	37,104
	Simon Property Group Inc.	5.875%	3/1/17	20,000	20,770
	Spieker Properties Corp. LP	7.650%	12/15/10	25,000	27,483
[3]	Westfield Group	5.700%	10/1/16	60,000	60,759

	Other (0.1%)
[3]	SovRisc BV	4.625%	10/31/08	50,000	49,813
					4,492,447
Industrials (8.5%)
	Basic Industry (0.6%)
	Alcan, Inc.	4.500%	5/15/13	20,000	19,093
	Alcan, Inc.	7.250%	3/15/31	21,273	24,638
	Alcoa, Inc.	7.375%	8/1/10	40,000	43,006
	Alcoa, Inc.	6.500%	6/1/11	10,000	10,542
	BHP Billiton Finance	4.800%	4/15/13	15,000	14,725
	BHP Finance USA Ltd.	7.250%	3/1/16	15,000	17,125
	Dow Chemical Co.	6.125%	2/1/11	19,000	19,725
	Dow Chemical Co.	6.000%	10/1/12	25,000	26,029
	Dow Chemical Co.	7.375%	11/1/29	20,000	23,898
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	24,930	24,313
	E.I. du Pont de Nemours & Co.	4.750%	11/15/12	17,560	17,195
	PPG Industries, Inc.	6.875%	2/15/12	9,355	10,036
[2]	Rohm & Haas Co.	9.800%	4/15/20	10,125	12,656
	Weyerhaeuser Co.	7.375%	3/15/32	25,000	26,183

	Capital Goods (1.1%)
	Boeing Capital Corp.	6.500%	2/15/12	40,000	42,744
	Boeing Co.	8.750%	9/15/31	9,800	14,232
	Boeing Co.	8.625%	11/15/31	9,460	13,541
	Caterpillar Financial Services Corp.	3.625%	11/15/07	15,000	14,788
	Caterpillar Financial Services Corp.	2.700%	7/15/08	25,000	24,089
	Caterpillar Financial Services Corp.	4.500%	6/15/09	10,000	9,892
	Caterpillar, Inc.	7.300%	5/1/31	10,000	12,273
	Deere & Co.	7.125%	3/3/31	25,000	30,505
	General Dynamics Corp.	4.250%	5/15/13	40,000	38,300
	Honeywell International, Inc.	7.500%	3/1/10	41,000	44,076
[3]	Hutchison Whampoa International Ltd.	6.500%	2/13/13	50,000	52,829
	John Deere Capital Corp.	5.100%	1/15/13	40,000	39,936
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	30,000	33,815

[3]	Siemens Financieringsmat	5.750%	10/17/16	69,650	71,908
	United Technologies Corp.	4.875%	5/1/15	9,675	9,521
	United Technologies Corp.	7.500%	9/15/29	19,230	24,327
	United Technologies Corp.	6.050%	6/1/36	20,325	22,190

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Communications (1.0%)
	AT&T Inc.	4.125%	9/15/09	30,000	29,295
	BellSouth Corp.	6.000%	10/15/11	25,000	25,899
	BellSouth Corp.	4.200%	9/15/09	10,000	9,777
	BellSouth Telecommunications	5.875%	1/15/09	15,000	15,211
	CBS Corp.	7.700%	7/30/10	40,000	43,212
	Chesapeake & Potomac Telephone Co.	7.150%	5/1/23	10,000	10,762
	Deutsche Telekom International Finance	8.000%	6/15/10	50,000	54,710
	France Telecom	7.750%	3/1/11	50,000	55,083
	Gannett Co., Inc.	5.500%	4/1/07	19,250	19,247
	New York Times Co.	4.500%	3/15/10	9,450	9,218
	Southwestern Bell Telephone Co.	7.600%	4/26/07	7,000	7,054
	Telefonica Europe BV	7.750%	9/15/10	50,000	54,205
	Verizon Communications Corp.	5.550%	2/15/16	20,000	20,185
	Verizon Global Funding Corp.	6.875%	6/15/12	10,000	10,834
	Verizon Global Funding Corp.	4.375%	6/1/13	10,000	9,577
	Verizon Global Funding Corp.	7.750%	12/1/30	17,000	20,236
	Vodafone AirTouch PLC	7.750%	2/15/10	10,000	10,750
	Vodafone Group PLC	5.000%	12/16/13	10,000	9,808
	Vodafone Group PLC	5.375%	1/30/15	40,000	39,750

	Consumer Cyclicals (1.5%)
	CVS Corp.	4.000%	9/15/09	40,000	38,871
	CVS Corp.	4.875%	9/15/14	35,000	33,972
	DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	45,145	45,452
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	4,855	5,052
	Federated Retail Holding	5.900%	12/1/16	16,842	17,070
[3]	Harley-Davidson Inc.	3.625%	12/15/08	50,000	48,613
	Home Depot Inc.	3.750%	9/15/09	48,000	46,495
	Home Depot Inc.	4.625%	8/15/10	12,000	11,840
	Johnson Controls, Inc.	7.125%	7/15/17	36,300	40,404
	Kohl’s Corp.	6.000%	1/15/33	25,000	24,923
	Lowe’s Cos., Inc.	8.250%	6/1/10	12,870	14,184
	Lowe’s Cos., Inc.	6.875%	2/15/28	5,790	6,752
	Lowe’s Cos., Inc.	6.500%	3/15/29	39,900	44,528
	Target Corp.	3.375%	3/1/08	10,000	9,804
	Target Corp.	5.875%	3/1/12	40,000	41,611
	The Walt Disney Co.	6.375%	3/1/12	20,000	21,176
	The Walt Disney Co.	5.625%	9/15/16	30,000	30,757
	Time Warner, Inc.	5.500%	11/15/11	21,460	21,604
	Time Warner, Inc.	7.570%	2/1/24	20,000	22,474
	Time Warner, Inc.	6.950%	1/15/28	20,000	21,424
	Toyota Motor Credit Corp.	5.500%	12/15/08	50,000	50,493
	Toyota Motor Credit Corp.	4.250%	3/15/10	20,000	19,635
	Wal-Mart Stores, Inc.	6.875%	8/10/09	12,000	12,587
	Wal-Mart Stores, Inc.	4.125%	2/15/11	40,000	38,816
	Wal-Mart Stores, Inc.	5.250%	9/1/35	18,000	17,072

	Consumer Noncyclicals (3.0%)
	Abbott Laboratories	5.600%	5/15/11	15,000	15,364
	Abbott Laboratories	4.350%	3/15/14	45,000	42,861
	Anheuser-Busch Cos., Inc.	5.000%	3/1/19	15,000	14,466

Anheuser-Busch Cos., Inc.	6.500%	1/1/28	19,550	21,806
Anheuser-Busch Cos., Inc.	6.800%	8/20/32	20,000	23,209
Archer-Daniels-Midland Co.	7.000%	2/1/31	40,130	47,558
Baxter International, Inc.	5.900%	9/1/16	12,498	13,061
Bristol-Myers Squibb Co.	5.875%	11/15/36	60,000	61,126

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	Cargill Inc.	6.875%	5/1/28	19,355	21,982
[3]	Cargill Inc.	6.125%	4/19/34	28,980	30,621
	Clorox Co.	4.200%	1/15/10	55,770	54,465
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	40,000	41,888
	Coca-Cola Enterprises Inc.	7.000%	10/1/26	10,075	11,640
	Coca-Cola HBC Finance	5.125%	9/17/13	28,000	27,847
	Coca-Cola HBC Finance	5.500%	9/17/15	17,440	17,656
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	17,635
	ConAgra Foods, Inc.	6.750%	9/15/11	15,485	16,506
	Diageo Capital PLC	3.500%	11/19/07	40,000	39,360
	Diageo Capital PLC	3.375%	3/20/08	10,000	9,781
	Eli Lilly & Co.	6.000%	3/15/12	45,000	47,226
	Fortune Brands Inc.	4.875%	12/1/13	20,000	19,104
	Fortune Brands Inc.	6.250%	4/1/08	40,000	40,454
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	35,000	33,581
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	45,268
	Hershey Foods Corp.	4.850%	8/15/15	9,620	9,419
	Kimberly-Clark Corp.	4.875%	8/15/15	30,000	29,653
	Kimberly-Clark Corp.	6.375%	1/1/28	10,000	11,053
	Kraft Foods, Inc.	6.250%	6/1/12	27,170	28,517
	Medtronic Inc.	4.375%	9/15/10	19,235	18,818
	Medtronic Inc.	4.750%	9/15/15	20,000	19,302
	Merck & Co.	5.125%	11/15/11	69,000	69,394
[3]	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	40,000	40,561
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	10,000	11,749
	Pharmacia Corp.	6.600%	12/1/28	12,000	14,007
[2]	Procter & Gamble Co. ESOP	9.360%	1/1/21	60,008	76,024
[3]	SABMiller PLC	6.500%	7/1/16	50,000	53,030
	Schering-Plough Corp.	5.550%	12/1/13	35,000	35,505
	Sysco Corp.	5.375%	9/21/35	25,000	24,574
	Unilever Capital Corp.	7.125%	11/1/10	37,000	39,685
	Unilever Capital Corp.	5.900%	11/15/32	27,000	28,089
	Warner-Lambert Co.	6.000%	1/15/08	16,000	16,170
[3]	Western Union Co.	5.930%	10/1/16	60,000	61,247
	Wyeth	6.950%	3/15/11	30,000	32,079
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	34,493

	Energy (0.5%)
	Amoco Corp.	6.500%	8/1/07	25,000	25,193
	Anadarko Petroleum Corp.	3.250%	5/1/08	15,000	14,596
	Apache Finance Canada	7.750%	12/15/29	39,910	50,010
	ChevronTexaco Capital Co.	3.500%	9/17/07	27,190	26,838
	Conoco Funding Co.	6.350%	10/15/11	30,000	31,696
	Phillips Petroleum Co.	9.375%	2/15/11	20,000	23,106
	Suncor Energy, Inc.	7.150%	2/1/32	20,279	24,326
	Suncor Energy, Inc.	5.950%	12/1/34	20,700	21,800

	Technology (0.4%)
	Cisco Systems Inc.	5.250%	2/22/11	65,000	65,747
	International Business Machines Corp.	8.375%	11/1/19	25,000	31,955
	International Business Machines Corp.	5.875%	11/29/32	25,000	26,421
	Pitney Bowes Credit Corp.	8.550%	9/15/09	41,890	45,742

	Transportation (0.2%)
[3]	ERAC USA Finance Co.	7.350%	6/15/08	21,805	22,394
[2]	Federal Express Corp.	6.720%	1/15/22	39,469	42,488
[2]	Southwest Airlines Co.	7.540%	6/29/15	30,772	33,975

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Industrials Other (0.2%)
	Dover Corp.	6.500%	2/15/11	13,808	14,532
[2,3]	Ohana Military Communities LLC	5.780%	10/1/36	16,360	16,656
	Snap-On Inc.	6.250%	8/15/11	34,990	36,659
					3,850,520
Utilities (2.0%)
	Electric (1.6%)
^,3	Abu Dhabi National Energy Co.	5.875%	10/27/16	22,180	22,707
	Alabama Power Co.	2.800%	12/1/06	23,090	23,090
	Alabama Power Co.	5.700%	2/15/33	15,000	15,343
	Carolina Power & Light Co.	5.950%	3/1/09	20,000	20,370
	Central Illinois Public Service	6.125%	12/15/28	54,000	54,403
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	23,787
	Consolidated Edison Co. of New York	6.450%	12/1/07	20,000	20,230
	Consolidated Edison Co. of New York	5.500%	9/15/16	20,930	21,309
	Consolidated Edison Co. of New York	5.300%	12/1/16	25,505	25,622
	Consolidated Edison, Inc.	3.625%	8/1/08	20,000	19,530
	Exelon Generation Co. LLC	6.950%	6/15/11	45,000	47,874
	Florida Power & Light Co.	4.950%	6/1/35	10,000	9,250
	Florida Power & Light Co.	5.650%	2/1/35	40,000	41,008
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	15,000	15,741
	National Rural Utilities Cooperative Finance Corp.	5.750%	12/1/08	50,000	50,540
	Northern States Power Co.	6.250%	6/1/36	50,000	55,419
	PPL Energy Supply LLC	6.200%	5/15/16	30,000	31,507
	PacifiCorp	5.900%	8/15/34	12,500	13,091
	Public Service Electric & Gas	4.000%	11/1/08	40,500	39,677
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	9,380
	Southern California Edison Co.	6.000%	1/15/34	7,695	8,162
	Southern Investments UK PLC	6.800%	12/1/06	35,000	35,001
	Wisconsin Electric Power Co.	4.500%	5/15/13	21,565	20,735
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	17,853
	Wisconsin Power & Light Co.	7.625%	3/1/10	20,000	21,451
	Wisconsin Public Service	6.080%	12/1/28	45,000	47,931

	Natural Gas (0.3%)
	British Transco Finance	6.625%	6/1/18	50,000	55,147
[3]	Duke Energy Field Services	6.450%	11/3/36	30,325	32,240
	KeySpan Corp.	4.650%	4/1/13	9,000	8,661
	National Grid PLC	6.300%	8/1/16	30,000	31,547
	San Diego Gas & Electric	6.000%	6/1/26	3,600	3,830
	Wisconsin Gas Co.	6.600%	9/15/13	13,100	14,081

	Utilities Other (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	38,015
					894,532
Total Corporate Bonds (Cost $10,310,377)					10,508,364
Sovereign Bonds (U.S. Dollar-Denominated) (2.4%)
	African Development Bank	4.500%	1/15/09	50,000	49,758
[3]	Corporacion Nacional del Cobre	6.150%	10/24/36	25,000	26,156
	European Investment Bank	4.000%	3/3/10	40,000	39,114
	Inter-American Development Bank	5.375%	11/18/08	19,400	19,713
	Inter-American Development Bank	7.375%	1/15/10	40,000	42,998

Inter-American Development Bank	4.375%	9/20/12	40,000	39,107
International Bank for Reconstruction & Development	6.125%	12/19/07	20,000	20,225
International Bank for Reconstruction & Development	5.750%	2/6/08	19,400	19,613

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	38,771
	Japan Bank International	4.750%	5/25/11	70,000	69,684
	Japan Finance Corp.	4.625%	4/21/15	75,000	73,313
	Kreditanstalt fur Wiederaufbau	4.750%	1/24/07	15,000	14,996
	Kreditanstalt fur Wiederaufbau	3.375%	1/23/08	55,000	54,087
	Kreditanstalt fur Wiederaufbau	7.000%	3/1/13	10,000	11,167
	Landwirtschaftliche Rentenbank	4.125%	7/15/08	50,000	49,397
	Oesterreichische Kontrollbank	4.250%	10/6/10	25,000	24,619
	Oesterreichische Kontrollbank	4.500%	3/9/15	50,000	49,084
	Province of British Columbia	4.300%	5/30/13	40,000	39,027
	Province of Manitoba	4.450%	4/12/10	57,000	56,156
	Province of Ontario	4.375%	2/15/13	40,000	39,012
^	Province of Ontario	4.500%	2/3/15	35,000	34,203
	Province of Quebec	4.875%	5/5/14	25,000	24,930
	Province of Quebec	5.125%	11/14/16	50,000	50,483
	Quebec Hydro Electric	6.300%	5/11/11	40,000	41,716
	Republic of Italy	4.500%	1/21/15	50,000	48,813
	Republic of South Africa	6.500%	6/2/14	21,900	23,187
	State of Israel	5.500%	11/9/16	30,000	30,295
	Swedish Export Credit Corp.	4.625%	2/17/09	60,000	59,667
Total Sovereign Bonds (Cost $1,102,003)					1,089,291
Taxable Municipal Bonds (0.8%)
	Atlanta GA Downtown Dev. Auth. Rev.	6.875%	2/1/21	12,985	14,624
4	Chelan County WA Public Util. Dist.	7.100%	6/1/08	12,000	12,329
	Illinois (Taxable Pension) GO	5.100%	6/1/33	75,000	73,937
5	Kansas Dev. Finance Auth. Rev.
	(Public Employee Retirement System)	5.501%	5/1/34	50,000	51,830
4	Oakland CA Pension Obligation	6.980%	12/15/09	7,801	8,238
	Oregon School Board Assn.	5.528%	6/30/28	50,000	51,600
	President and Fellows of Harvard College	6.300%	10/1/37	50,000	55,162
5	Southern California Public Power Auth.	6.930%	5/15/17	30,000	34,617
	Stanford Univ. California Rev.	6.875%	2/1/24	34,745	41,210
	Stanford Univ. California Rev.	7.650%	6/15/26	29,000	37,383
Total Taxable Municipal Bonds (Cost $359,473)					380,930

	Face	Market
	Amount	Value•
	($000)	($000)
Temporary Cash Investments (1.4%)
Repurchase Agreement (1.2%)
Bank America, 5.310%,12/1/06
(Dated 11/30/06,
Repurchase Value $546,181,000,
collateralized by Federal
Home Loan Mortgage Corp.
5.500%, 2/1/34 and Federal
National Mortgage Assn.
5.000%, 7/1/35)	546,100	546,100
Commercial Paper (0.1%)
UBS Americas Inc.
5.305%, 2/9/07	25,000	24,997
Royal Bank of Canada
5.290%, 2/5/07	30,000	29,996
		54,993
U.S. Agency Obligation (0.0%)
[1]	Federal National Mortgage Assn.
5.214%, 12/18/06	14,500	14,465

	Shares
Money Market Fund (0.1%)
[6] Vanguard Market
Liquidity Fund,
5.290%—Note G	22,106,920	22,107
Total Temporary Cash Investments
(Cost $637,672)		637,665
Total Investments (99.6%)
(Cost $35,762,847)		45,005,137
Other Assets and Liabilities (0.4%)
Other Assets—Note C		348,086
Liabilities—Note G		(184,169)
		163,917
Net Assets (100%)		45,169,054

At November 30, 2006, net assets consisted of:[7]
Amount
($000)
Paid-in Capital	33,817,948
Undistributed Net Investment Income	228,986
Accumulated Net Realized Gains	1,879,794
Unrealized Appreciation
Investment Securities	9,242,290
Foreign Currencies	36
Net Assets	45,169,054

Investor Shares—Net Assets
Applicable to 868,491,944 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	29,317,922
Net Asset Value Per Share—
Investor Shares	$33.76

Admiral Shares—Net Assets
Applicable to 271,805,167 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,851,132
Net Asset Value Per Share—
Admiral Shares	$58.32

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, the aggregate value of these securities was $1,599,634,000, representing 3.5% of net assets.

4 Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).

5 Scheduled principal and interest payments are guaranteed by FSA (Financial Security Association).

6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

CMO—Collateralized Mortgage Obligation.

GO—General Obligation Bond.

25

Statement of Operations

Year Ended
November 30, 2006
($000)
Investment Income
Income
Dividends[1]	656,301
Interest	745,182
Security Lending	4,098
Total Income	1,405,581
Expenses
Investment Advisory Fees—Note B
Basic Fee	17,827
Performance Adjustment	4,433
The Vanguard Group—Note C
Management and Administrative—Investor Shares	60,548
Management and Administrative—Admiral Shares	13,702
Marketing and Distribution—Investor Shares	5,993
Marketing and Distribution—Admiral Shares	2,348
Custodian Fees	123
Auditing Fees	21
Shareholders’ Reports—Investor Shares	623
Shareholders’ Reports—Admiral Shares	36
Trustees’ Fees and Expenses	44
Total Expenses	105,698
Expenses Paid Indirectly—Note D	(1,279)
Net Expenses	104,419
Net Investment Income	1,301,162
Realized Net Gain (Loss)
Investment Securities Sold	2,008,603
Foreign Currencies	(279)
Realized Net Gain (Loss)	2,008,324
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,438,068
Foreign Currencies	36
Change in Unrealized Appreciation (Depreciation)	2,438,104
Net Increase (Decrease) in Net Assets Resulting from Operations	5,747,590

1 Dividends are net of foreign withholding taxes of $14,195,000.

Statement of Changes in Net Assets

	Year Ended November 30,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	1,301,162	1,061,027
Realized Net Gain (Loss)	2,008,324	1,270,014
Change in Unrealized Appreciation (Depreciation)	2,438,104	722,504
Net Increase (Decrease) in Net Assets Resulting from Operations	5,747,590	3,053,545
Distributions
Net Investment Income
Investor Shares	(838,099)	(821,748)
Admiral Shares	(442,134)	(221,010)
Realized Capital Gain[1]
Investor Shares	(811,700)	(821,687)
Admiral Shares	(390,028)	(161,487)
Total Distributions	(2,481,961)	(2,025,932)
Capital Share Transactions—Note H
Investor Shares	1,104,904	(2,171,481)
Admiral Shares	2,222,170	6,824,895
Net Increase (Decrease) from Capital Share Transactions	3,327,074	4,653,414
Total Increase (Decrease)	6,592,703	5,681,027
Net Assets
Beginning of Period	38,576,351	32,895,324
End of Period[2]	45,169,054	38,576,351

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $80,197,000 and $6,490,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets–End of Period includes undistributed net investment income of $228,986,000 and $208,336,000.

Financial Highlights

Wellington Fund Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$31.34	$30.54	$27.69	$25.27	$28.41
Investment Operations
Net Investment Income	.982	.886	.865	.77	.837
Net Realized and Unrealized Gain (Loss)
on Investments	3.392	1.718	2.800	2.42	(1.986)
Total from Investment Operations	4.374	2.604	3.665	3.19	(1.149)
Distributions
Dividends from Net Investment Income	(.980)	(.895)	(.815)	(.77)	(.870)
Distributions from Realized Capital Gains	(.974)	(.909)	—	—	(1.121)
Total Distributions	(1.954)	(1.804)	(.815)	(.77)	(1.991)
Net Asset Value, End of Period	$33.76	$31.34	$30.54	$27.69	$25.27

Total Return	14.69%	8.86%	13.44%	12.94%	–4.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,318	$26,074	$27,503	$23,108	$20,007
Ratio of Total Expenses to
Average Net Assets[1]	0.30%	0.29%	0.31%	0.36%	0.36%
Ratio of Net Investment Income to
Average Net Assets	3.10%	2.93%	2.99%	3.00%	3.18%
Portfolio Turnover Rate	25%	24%	24%	28%	25%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

Wellington Fund Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$54.15	$52.76	$47.84	$43.66	$49.08
Investment Operations
Net Investment Income	1.768	1.61	1.561	1.383	1.494
Net Realized and Unrealized Gain (Loss)
on Investments	5.849	2.97	4.831	4.183	(3.425)
Total from Investment Operations	7.617	4.58	6.392	5.566	(1.931)
Distributions
Dividends from Net Investment Income	(1.765)	(1.62)	(1.472)	(1.386)	(1.552)
Distributions from Realized Capital Gains	(1.682)	(1.57)	—	—	(1.937)
Total Distributions	(3.447)	(3.19)	(1.472)	(1.386)	(3.489)
Net Asset Value, End of Period	$58.32	$54.15	$52.76	$47.84	$43.66

Total Return	14.82%	9.02%	13.57%	13.09%	–4.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,851	$12,503	$5,392	$3,878	$2,922
Ratio of Total Expenses to
Average Net Assets[1]	0.17%	0.15%	0.17%	0.23%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.23%	3.09%	3.13%	3.12%	3.30%
Portfolio Turnover Rate	25%	24%	24%	28%	25%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%. See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the year ended November 30, 2006, the investment advisory fee represented an effective annual basic rate of 0.04% of the fund’s average net assets before an increase of $4,433,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2006, the fund had contributed capital of $4,454,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended November 30, 2006, these arrangements reduced the fund’s expenses by $1,279,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2006, the fund realized net foreign currency losses of $279,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $128,196,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2006, the fund had $469,183,000 of ordinary income and $1,699,599,000 of long-term capital gains available for distribution.

At November 30, 2006, the cost of investment securities for tax purposes was $35,762,847,000. Net unrealized appreciation of investment securities for tax purposes was $9,242,290,000, consisting of unrealized gains of $9,512,233,000 on securities that had risen in value since their purchase and $269,943,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2006, the fund purchased $9,965,085,000 of investment securities and sold $7,891,816,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,505,240,000 and $2,093,499,000, respectively.

G. The market value of securities on loan to broker-dealers at November 30, 2006, was $21,693,000, for which the fund received cash collateral of $22,107,000.

H. Capital share transactions for each class of shares were:

	Year Ended November 30,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	4,041,031	128,182	4,995,907	164,483
Issued in Lieu of Cash Distributions	1,596,982	51,935	1,574,878	52,243
Redeemed	(4,533,109)	(143,551)	(8,742,266)	(285,363)
Net Increase (Decrease)—Investor Shares	1,104,904	36,566	(2,171,481)	(68,637)
Admiral Shares
Issued	2,912,397	53,262	7,199,889	135,769
Issued in Lieu of Cash Distributions	768,878	14,470	352,559	6,752
Redeemed	(1,459,105)	(26,834)	(727,553)	(13,809)
Net Increase (Decrease)—Admiral Shares	2,222,170	40,898	6,824,895	128,712

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning December 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered

Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the “Fund”) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodians and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 11, 2007

Special 2006 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,237,445,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $603,397,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 35.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellington Fund Investor Shares
Periods Ended November 30, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	14.69%	8.89%	9.44%
Returns After Taxes on Distributions	13.21	7.59	7.28
Returns After Taxes on Distributions and Sale of Fund Shares	10.34	7.06	7.01

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	5/31/2006	11/30/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,098.42	$1.58
Admiral Shares	1,000.00	1,099.35	0.89
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.56	$1.52
Admiral Shares	1,000.00	1,024.22	0.86

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the amended agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of investment management of the fund over both the short and long term and the organizational depth and stability of the advisory firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most-respected institutional managers. The firm has advised the Wellington Fund since its inception in 1929. The two senior portfolio managers for the fund each have over two decades of industry experience and are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen a significant growth in assets in the past decade.

The board concluded that Wellington Management has provided high-quality advisory services for the Wellington Fund and has demonstrated strong organizational depth and stability over both the short and long term. In addition, the board concluded that the asset-based advisory fee schedule should be adjusted to reflect the fair-market value of Wellington Management’s services and the firm’s need to maintain an expanded portfolio management team to manage a large fund in the balanced fund segment. The new schedule is expected to impact the fund’s expense ratio by less than 0.01%.

The board also approved a change to the process for the quarterly calculation of Wellington’s asset-based advisory fee. The calculation will be based on the average daily net assets of the fund rather than the average month-end net assets.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted the amendment and continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the fund’s short- and long-term performance has been consistently competitive versus the fund’s benchmark, the Wellington Composite Index. The board also concluded that short- and long-term performance has been outstanding versus the fund’s mixed-asset target growth peers, as defined by Lipper. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio, after the adjustment, is far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee is also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
145 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
145 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
145 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
145 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
145 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
145 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
145 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
145 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of the Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
145 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The Vanguard Group (1997 - 2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
145 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447
Vanguard, Admiral, Connect with Vanguard, Wellington and the ship logo are
Direct Investor Account Services > 800-662-2739	trademarks of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can obtain a free copy of Vanguard’s proxy voting
the fund’s current prospectus.	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
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To find out more about this public service, call the SEC
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© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q210 012007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2006: $21,000
Fiscal Year Ended November 30, 2005: $17,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2006: $2,347,620
Fiscal Year Ended November 30, 2005: $2,152,740

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2006: $530,000
Fiscal Year Ended November 30, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2006: $101,300
Fiscal Year Ended November 30, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2006: $0
Fiscal Year Ended November 30, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2006: $101,300
Fiscal Year Ended November 30, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2007

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 18, 2007

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.